MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                Supplement dated January 4, 1996
            to the Prospectus dated October 31, 1995


          The Prospectus is amended by substituting the following language for the second paragraph of "Investment Adviser" on page
28:

          Kenneth A. Jacob has served as the Portfolio Manager for the Insured and National Portfolios since 1995 and is primarily responsible for the day-to-day management of those portfolios. He has served as Vice President of the Fund and of the Investment Adviser since 1984. Peter J. Hayes has served as the Portfolio Manager for the Limited Maturity Portfolio and Vice President of the Fund since 1995. Mr. Hayes is primarily responsible for day to day management of the Limited Maturity Portfolio and has served as a Vice President of the Investment Adviser since 1988.


Code # 10130-1095ALL